EXHIBIT 23.2


                        CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Form S-8 Registration Statement of our report dated August 7, 1997, on the financial statements of Waters Instruments, Inc., which report appears in Waters Instruments, Inc.'s Annual Report on Form 10-KSB for the year ended June 30, 1997.


                                          /s/ McGladrey & Pullen, LLP
                                          McGLADREY & PULLEN, LLP



Rochester, MN
December 12, 1997